comstock

Annual General Meeting of Shareholders

Presented by Corrado De Gasperis
Chief Executive Officer
May 28, 2026

NYSE American: LODE

Cautionary Notice Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Dec/25

Comstock Inc.
Annual General Meeting of Shareholders Agenda

8:00 - 9:00 am	Breakfast	Naples 6, 7
9:00 am	Call to Order	Naples 6, 7
	Introductions and Announcements	
	Secretary's Report	
	Business of Meeting	
	Report of Inspector of Election	
	Adjournment	
10:30 am	Company Overview with Q&A followed by Lunch	Naples 6, 7
12:45 pm	Load the Amador Stage Lines Buses	PPM Valet Area
1:00 - 4:30 pm	Comstock Loop Tour via 80 > TRIC > comstock METALS > 580 > Peppermill	

Comstock Metals Leadership Team

comstock



Corrado De Gasperis
Director, Executive Chairman & Chief Executive Officer



Judd B. Merrill
Chief Financial Officer, President, Comstock Mining



Dr. Fortunato Villamagna
President, Comstock Metals



Isaac Nichelson
External Marketing



Kayla Alm
Director, HS&EP



Paul Harshbarger
Director, Strategic Planning & Supply Chain Operations

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

2026 Board of Directors

comstock

- **Walter "Del" Marting, Jr., Board Chair**
- **Kristin M. Slanina, Board Vice Chair**

- **Corrado De Gasperis, Executive Director**

- **Donald A. Colvin,** Chair, Audit Committee
- **Leo M. Drozdoff,** Chair Environmental
- **William J. Nance,** Chair Nominating
- **Steven Y. Pei,** Audit & Environmental
- **Robert M. Spence,** Chair Compensation



Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at https://comstock.inc/investors/leadership-governance/

Company Dashboard

comstock

NYSE American: LODE		*(USD millions except share price)*
Outstanding Shares (5/27/2026)		75.9
Share Price (5/27/2026)	$	4.09
Market Capitalization (5/27/2026)	$	310.4

As of 3/31/2026 (except for cash)		
Investments	$	56.4
Total Assets	$	218.1
Debt	$	0.0
Cash (5/27/2026)	$	41.3

Corporate Offices	Investor Relations
Comstock Inc. Corporate Offices 117 American Flat Road Virginia City, NV 89440 www.comstock.inc	775 413 6222 ir@comstockinc.com

Comstock Companies

METALS
MINING
INVESTMENTS
bioleum

comstock

Transformational Effort Leads to Robust Capital Base

comstock

HOOD RIVER CAPITAL MANAGEMENT LLC

MAK CAPITAL

GRATIA CAPITAL

Vanguard

Alyeska Investment Group

Point72

CITADEL

GESTRUST SA

SIG SUSQUEHANNA INTERNATIONAL GROUP, LLP

COVALIS

GROUP ONE TRADING

Geode Capital Management

CAPTION PARTNERS

MARVISTA

sei

Ghisallo

SIMPLEX

TITAN PARTNERS

Flax Pond Capital

DavidsonKempner Capital Management LP

millennium

Jane Street

TERRA CAPITAL

DIAMETRIC CAPITAL

Extinguished All Debt Obligations (August 2025)

comstock

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

	March 31 2026	December 31 2024
Promissory Note 1 - 12% interest, due April 15, 2026	$ -0-	$ 4,290,000
Promissory Note 2 - 16% interest, due April 15, 2026	-0-	2,000,000
Promissory Note 3 - 12% interest, due April 15, 2026	-0-	2,100,000
Note Payable - 9.76% implied interest, due March 31, 2025	-0-	100,000
Total debt	-0-	8,490,000
Less: debt discounts and issuance costs	-0-	(2,407)
Total debt, net of discounts	-0-	8,487,593
Less: current maturities	-0-	(97,593)
Long-term debt, net of discounts and issuance costs	$ -0-	$ 8,390,000

All promissory notes are **fully and completely extinguished** with no overhang and $1.75 million in returned cash proceeds to the company

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Comstock Inc. 2026 Corporate Objectives

comstock

In Progress

- Monetize our non-core, legacy mining assets.
- Monetize our non-core, legacy real estate in Silver Springs, NV.
- Secure sufficient power source to enable hyper-scale data center monetization in Silver Springs, NV.
- Restructure, align, power, and expand the ownership in Sierra Springs Opportunity Fund Inc & monetize.
- Integrate, realign, professionalize and advance Bioleum's Farm-to-Fuel solution with strong leadership.

Support the exponential growth of Comstock Metals, establishing the global standard in solar recycling


comstock
METALS
Solar Panel Recycling
R2
v3
CERTIFIED

Comstock Metals 2025 Objectives

R2 v3 CERTIFIED comstock METALS

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Completed

- Receive final permits for our FOAK industry-scale facility in Silver Springs, NV. ✓
- Secure Master Service Agreements (MSA) with national and regional customers . ✓
- Complete site selection for two additional solar panel recycling locations. ✓
- Advance R&D efforts to refine and recover higher-purity materials from offtake. ✓
- Expand the system globally with international strategic and capital partners. ✓
- Increase billable revenues by eight times, to over $3.5 million. ✓

Comstock Metals 2026 Objectives

R2 CERTIFIED comstock METALS

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

In Progress

- Receive, deploy, assemble and commission **and showcase** our first industry-scale facility in Silver Springs, NV.
- Operate our first industry-scale facility in Silver Springs profitably.
- Secure additional Master Service Agreements (MSA) with **strategic**, national and regional customers.
- **Advance development efforts with strategic partners, to recover higher-purity materials from recycled streams.**
- Select and secure additional sites, expand storage capabilities and secure permits for these additional sites.
- Complete site selection for at least three additional solar panel recycling locations and commence permitting.
- **Upgraded downstream production lines for enhanced recoveries, including high specification glass and silver.**
- Submit permits for our second industry-scale facility in southern, NV.
- Procure our second industry-scale recycling equipment and processing facility and commence commissioning.

Compensation is fully aligned with the completion of the strategic objectives.

Decommissioning to Offtake

R2 v3 CERTIFIED comstock METALS

LOGISTICS	RECYCLING SIZE REDUCTION, TREATMENT, SEPARATION	OFFTAKE

DECOMMISSIONING



END-OF-LIFE PANELS & TRANSPORT



CONVEYANCE SYSTEM

SHREDDING: Panel Size Reduction (1" flakes)

THE COMCSTOCK PROCESS: Treatment Of Panels

SHREDDING: Treated Material Size Reduction

SEPARATION: 3 Offtake Streams

CURRENT RECOVERED MATERIALS


<1,000 μm
&
>1,000 μm

- Eliminates Contaminants
- Lowest Variable and Operating Costs
- High Speed Processing
- Scalability

- Environmental Peace of Mind
- Competitive Offering
- Capacity Ready
- Clean Salable Materials

Comstock Metals Capital Expenditures

	Capital Expenditures	(in $US millions)
	Recycling Production Facility (Serial #001)	$11.01
	Power Generating Systems	$1.10
	Building Leasehold Improvements	$2.09 (1)
	Storage Facilities (NV/OH/CA)	$1.10 (2)
	Total Capital Expenditures	***$15.30***
	***Offtake Product Upgrades***	***$1.58*** (3)
	***Metals Recovery Pilot System***	***$10.00*** (4)

(1) To be reimbursed by the landlord
(2) Over $800K related to 800 Lake Avenue, Silver Springs, NV
(3) Represents new Eddy value enhancing product system
(4) Represents primarily research and development and deployment of a one-ton-per-day metals recovery system

Recycled Materials

R2 v3 CERTIFIED comstock METALS

Aluminum Flakes
$125/ton



- 1" in length, 99.999% pure aluminum, no dust, plastic-free
- Used to make ingots and alloys

Glass Pearls
$20/ton



- ¼" in diameter, no fluorescence, dust free, plastic-free
- Used to make tiles, vases, windows

Metal Tailings
$125/ton*



- Particle size < 1,000 microns, contains silver, silicon, copper, lead, and iron oxide, alongside all other metallurgical components used in the manufacturing process
- Used for metal extraction and industrial additives

*based on $40/oz spot price

Upgrading Glass Products for Multiple Segments

R2 v3 CERTIFIED comstock METALS

Glass Pearls
$20++/ton



- ¼" in diameter, no fluorescence, dust free, plastic-free
- Used to make fiber optics, cements, tiles, vases, windows




R2 v3
CERTIFIED
comstock
METALS

R2 v3 CERTIFIED comstock METALS











R2
v3
CERTIFIED
comstock
METALS




R2 v3 CERTIFIED
comstock METALS


R2
v3
CERTIFIED
comstock
METALS


R2
v3
CERTIFIED
comstock
METALS

comstock METALS

R2 v3 CERTIFIED


SSI
SSI
SSI
SSI


SSI


DUALSHEAR


R2 v3 CERTIFIED
comstock METALS
Deliveries
comstock
METALS

R2 v3 CERTIFIED

comstock METALS




Deliveries
comstock
METALS





R2 CERTIFIED
comstock METALS

High Growth U.S. Market Opportunity



< Back to report
SUM OF NAMEPLATE CAPACITY (MW)
BY COUNTY AND STATE
State AK AL AR AZ CA CO CT DC DE FL GA HI IA ID IL IN KS KY LA MA MD ME MI MN MO MS MT NC NE NH NJ NM NV
UNITED STATES
MEXICO

* Substantial majority of end-of-life solar panels generating from southwest region of the U.S. (CA, NV, AZ)

Source: Comstock Management Compilation

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Expanded Deployments Across Most of the USA



Seattle
Washington
Portland
Oregon
Boise
Idaho
Montana
North Dakota
Minnesota
South Dakota
Wyoming
Salt Lake City
Utah
Nevada
Sacramento
San Jose
California
Las Vegas
Los Angeles
Tijuana
Mexicali
Phoenix
Arizona
Tucson
Denver
Colorado
Nebraska
Lincoln
Kansas
Kansas City
Wichita
Albuquerque
New Mexico
Ciudad Juárez
Oklahoma
Tulsa
Dallas
Austin
Houston
San Antonio
Nuevo Laredo
Monterrey
Torreón
Reynosa
Chihuahua
Sonora
Coahuila
Baja California
Baja California Sur
Iowa
Missouri
St. Louis
Arkansas
Memphis
Louisiana
New Orleans
Mississippi
Alabama
Atlanta
Tennessee
Kentucky
Cincinnati
Wisconsin
Milwaukee
Chicago
Michigan
Detroit
Cleveland
Ohio
Lake Superior
Lake Michigan
Lake Huron
Toronto
Hamilton
Ottawa
Montréal
Québec
Pennsylvania
West Virginia
Washington
Philadelphia
New York
Richmond
Charlotte
Orlando
Miami
Nassau

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Bubble size = Recycle Readiness Index (MW x K(Age))

CORPORATE

METALS

INVESTMENTS

MINING

FUELS

Under Development

R2 v3 CERTIFIED comstock METALS



state=WA
MW=169
Metric=169
Sites=1
Seattle
Portland
Boise
Salt Lake City
Sacramento
San Jose
Fresno
Los Angeles
Las Vegas
Phoenix
Tucson
Tijuana
Mexicali
Albuquerque
Ciudad Juárez
Denver
Wichita
Kansas City
Lincoln
Tulsa
Dallas
Austin
Houston
San Antonio
Nuevo Laredo
Reynosa
Monterrey
Torreón
Saint Paul
Milwaukee
Chicago
Saint Louis
Memphis
New Orleans
Atlanta
Jacksonville
Orlando
Charlotte
Raleigh
Washington
Philadelphia
New York
Boston
Detroit
Cleveland
Toronto
Hamilton
Ottawa
Montréal
Québec

Bubble size = MW Pipeline Capacity

Comstock Metals LLC



Industry Scale Pro Forma Financials (Pro forma – One 100,000 tons per year Facility*)	$ per Ton	$ in 000's ***
Revenue (tipping fee)	$ 500	$ 45,000
Mineral & Metal Recoveries**	$ 500	$ 45,000
Costs (all in)	$ 150	$ 15,000
Cash Profit***	$ 750	$ 75,000

* Requires capital expenditures of approximately $13 million.
** Assumes approx. $60 per ounce of silver and 92% recovery.
*** Assumes facility is operating at 90% utilization

End-of-Life Solar Recycling Market (Estimate in tons)	USA	Global
2025	100,000*	750,000
2030	1,000,000*	8,000,000
2050	8,000,000	80,000,000

*Substantial majority generated from southwest region of the U.S. (CA,AZ,NV)


Nevada
Reno
California
Las Vegas
Arizona
comstock
METALS

Refining Delivers Maximum Value


OFFTAKE
VALUE
CRITICAL METAL RECOVERY FROM TAILINGS**
MAX $$$ VALUE
<1,000 µm
&
>1,000 µm
$$$
Extraction
Separation
Recovery
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Si/SiO2
Residue
Glass
Pozzolan
Cement Additive
Chemical Processes
Recovery Cells
Recovery Cells
Metal Tailings
~$125/ton*
13 26,98 Al
29 63,55 Cu
Pb
Ga
47 107,9 Ag Silver
Te
Cd
14 28,08 Si Silicon
Sb
77 Ir

*based on $40/oz silver spot price

**Not All Metals Present in All Panels

Electrification Drives Silver Demand

R2 v3 CERTIFIED comstock METALS

Photovoltaics Leading Demand Growth

- Demand for silver reached near-record levels in 2025 and continues growing
- Driven by its industrial applications, particularly in photovoltaics and electronics
- Conventional mine supply constraints persist
- Increasing demand and supply constraints likely to keep prices elevated

Silver industrial demand is forecast to increase 46% from 2023 to 2033.


Demand for Silver
in Millions of Ounces
Silver demand has grown 14%, pushed higher by industrial applications and renewable tech in particular.
Industrial total 710.9M oz.
Total
1,219.1M oz.
485.6M oz.
78.3%
Growth (2015-2024F)
232.0M oz.
289.3%
173.5M oz.
29.8%
1.4%
51.8M oz.
212.0M oz.
-31.5%
211.3M oz.
4.4%
58.8M oz.
0.9%
26.1M oz.
-31.5%
Electrical & Electronics
According to Oxford Economics, silver industrial demand is forecast to increase 46% from 2023 to 2033.
Photovoltaics
Other Industrial
Brazing Alloys & Solders
Investment
The "Investment" category represents the sum of Net Physical Investment and Net Hedging Demand.
Jewelry
Silverware
Photography
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024*
Source: Metals Focus
*Forecast. Demand for silver in millions of ounces.
[redacted]

Silver Market Deficits Persist



Silver Market in Deficit for 6 Consecutive Years
Balance (Million Ounces)
75
0
-75
-150
-225
-300
15
11
53
-84
-254
-200
-138
-40
-46
2018
2019
2020
2021
2022
2023
2024
2025
2026 E
KATUSA
Source: Bloomberg
2026 - Estimate

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

China Imports Most Silver Ever in March

Investment and industrial demand drove inflows from the world


2026
2025
2024
2023
2022
2021
2020
2019
2018
2017
2016
1,000 tons
800
600
400
200
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

Source: Bloomberg, China General Administration of Customs

SIERRA SPRINGS

OPPORTUNITY FUND

comstock REAL ESTATE



Lake Lahontan
Silver Springs
39.393643, -119.259185

Data Center & Community Development Platform

3,000+	QOZ	~1 GW	2026
Acres Under Control	Federal Tax Incentive	Power by 2030	Transaction Mandate

Largest, Best Located Opportunity Zone Growth



Logistics and Distribution

1-2 day trucking service from Nevada to major markets with more than 50 carrier services.


2 Day Trucking
1 Day Trucking
WA
OR
NV
UT
CO
CA
AZ
NM


TRIC
Tahoe Reno Industrial Center
NNIC
Northern Nevada Industrial Corridor
USA Pkwy
Silver Springs



Nevada recognized as Safest Area on U.S. Disaster Avoidance Map



U.S. DISASTER AVOIDANCE MAP
UNITED STATES SAFETY ZONE
ICE STORMS
TORNADOS
FLOODS
EARTHQUAKES
HURRICANES
POWER OUTAGES
TSUNAMI
NUCLEAR POWER PLANTS

The Most Prolific Tech Companies Build Data Centers in Nevada

Google Microsoft switch tract amazon

Nevada is host to some of the most sophisticated and secure military and private operation centers in the world supporting secure data transactions for thousands companies.

Minimal Earthquake Activity: Nevada is situated away from major fault lines, resulting in a lower risk of significant earthquake.

Absence of Hurricanes and Tornadoes: Its inland desert location ensures that Nevada is not affected by hurricanes or tornadoes, which commonly impact coastal and central U.S. areas.

Low Wildfire Risk: The arid desert landscape throughout Nevada lacks the dense vegetation necessary to sustain large wildfires, reducing this particular threat.

Proactive Urban Planning: City planning incorporates stringent building codes and land-use policies designed to mitigate potential natural disaster impacts.

Climate Stability: While experiencing a range of temperatures, Nevada does not face extreme weather events like blizzards or hurricanes, contributing to its overall safety. Arid conditions in the Northern Nevada area is particularly advantageous to data centers with extremely low humidity - 300 days per year of sunny skies.

Comprehensive Emergency Management: Local authorities maintain robust emergency preparedness and response plans, ensuring efficient management of potential natural hazards.

One such company is Switch that handles government and private data for Fortune 1000 companies including eBay, HP, EMC, Intel, DreamWorks, JP Morgan Chase, Sony, Boeing, Amazon Web Services, eBay, Hulu, and NASA.

THE PLATFORM

Silver Springs Data Center Park & Community Development

Hyperscale data centers anchored alongside cutting-edge innovation, circular industrial development, and a developing live-work community

DATA CENTER

1,375+ AC

Four campuses

Site 1 — 1,007 AC

Sites 2, 3, 4 — ~375AC total

Immediate expansion opportunity

MIXED-USE COMMERCIAL

~250 AC

Commercial & innovation

Airport-district adjacency

Circular Industrial Park

UNR Innovation Hub anchor

RESIDENTIAL

~670 AC

Workforce community

Master-planned, phased

Workforce housing for TRI


AADT = 2018 Average Annual Daily Traffic (NDOT)
Pyramid Lake Indian Reservation
Wadsworth
Victory Logistics District
Spanish Springs
City of Sparks
City of Reno
Stead
Verdi
Tahoe Reno
Northern Nevada Industrial Center
Stagecoach
Sierra Springs Enterprises
Silver Springs Opportunity Zone
Comstock Mining Inc.
Virginia City
Dayton
Washoe Lake
Incline Village
Lake Tahoe
Carson City
Center For Regional Studies
College of Business
University of Nevada, Reno
0 1.25 2.5 5 7.5 10 Miles

LOCATION DRIVES VALUE


switch


TESLA


Walmart


Google


REDWOOD
MATERIALS

Land, Water, Sewer - Positioned for Major Development



11
4b
4a
11a
USA Parkway
Ruby Avenue
6
10
4
5a
Lake Avenue
Idaho Avenue
US Highway 50
5
3
Utah Avenue
9c
9
9b
9a
US Highway 95A
8b
Spruce Street
Opal Avenue
8a
8c
1
2
Ramsey Weeks Cutoff
Aspen Street
7
Citrus Street
8
8d
Fir Street



ROK-ON
Building Systems



comstock
METALS



SILVER SPRINGS AIRPORT

PRIMARY DATA CENTER SITE

Proposed:

>1007AC / 1+GW campus

SITE 1 — 1,007 AC Hyperscaler

Contiguous campus, DC-ready
Additional 375 AC available for DC's

Residential — 244 AC

Residential zoned, the Silver Springs live-work community


Legend
BICSI-002 Easement
TIA-942 Easement
Airport
Parcels
Residential
latitude, longitude:
39.393643, -119.259185

Source: Green Gate AI Site Assessment DD1 · 2026

SIERRA SPRINGS

LOCATION ADVANTAGE

Four structural advantages no other site near TRI offers in combination

TRI ADJACENCY

≤ 8 Miles to TRI

Microsoft, NVIDIA (Tract), (Tract), Switch, Vantage, PowerHouse, EdgeCore — all active.

Cluster effect compounds compounds SSOF land value.

POWER OPPORTUNITY

1+ GW natural gas

1+ GW natural gas proposed to site

On-site generation: fuel cells, turbines.

Regional renewables enable phased growth.

FIBER LATENCY

Metros & Cloud On-Ramps

Long-haul fiber adjacent to to the site.

Low-latency routes to major major metros and cloud on- on-ramps.

TAX ADVANTAGES

QOZ + Nevada Incentives

Federal QOZ — capital gains gains deferral.

Data Center Sales, Use & Property Tax Abatements.

No corporate income tax.

THE POWER EDGE

Power infrastructure is the binding constraint for AI data centers at TRI

THE SSOF EDGE

- **On-Site Natural Gas Infrastructure**
  Comstock obtains access to gas transmission and delivery.
- **Microsoft Already Transacted**
  ~160 AC sold. World's most sophisticated hyperscaler validated the validated the location.
- **Tract Data Center Active**
  2,600 AC GW NV Energy agreement · NVIDIA confirmed tenant — tenant — active construction adjacent.
- **No Equivalent Position Exists**

REGIONAL CONSTRAINT

- Every TRI operator cites power access — not land price — as the critical bottleneck.
- NVIDIA, Google, Meta demand ~1 GW at TRI. Utility supply cannot match pace.
- Fleet Data Center building its own natural gas plant

Wide Area Fiber Map: *Reno, Las Vegas, Santa Clara, Los Angeles*

3405 Citrus St | Silver Springs, NV 89429

TDP TELECOM ADVISORS

Fiber Infrastructure Intelligence


RENO
Carson City
Chico
Oroville
Yuba City
Ukiah
Clearlake
Santa Rosa
Stockton
Modesto
Merced
Santa Clara
Gilroy
Salinas
Soledad
CALIFORNIA
Fresno
Visalia
Bakersfield
Lompoc
Santa Barbara
Ventura
Lancaster
Victorville
San Bernardino
Los Angeles
Las Vegas

CARRIER LATENCY MATRIX

Carrier	Destination	Fiber Mi.	OW Latency	Est. RTT
Zayo	Reno, NV	~72 mi	~1ms	~2ms | I-80
Arelion	Reno, NV	~72 mi	~1ms	~2ms | I-80
Lumen	Reno, NV	~89 mi	~1ms	~2-3ms | I-80
Zayo	Las Vegas, NV	~368 mi	~3ms	~7-8ms | US-95
Arelion	Las Vegas, NV	~368 mi	~3ms	~7-8ms|US-95
Lumen	Las Vegas, NV	~385 mi	~4ms	~8-9ms | I-80/US-95
Zayo	Santa Clara, CA	~276 mi	~3ms	~6-7ms | I-80 West
Arelion	Santa Clara, CA	~276 mi	~3ms	~6-7ms | I-80/I-5
Lumen	Santa Clara, CA	~293 mi	~3ms	~7ms | I-80 West
Zayo	Los Angeles, CA	~512 mi	~5ms	~10-11ms | I-15/395
Arelion	Los Angeles, CA	~512 mi	~5ms	~10-11ms | I-15
Lumen	Los Angeles, CA	~529 mi	~5ms	~11-12ms | I-80/I-5

Field Notes & Key Details:

- Fiber route miles are estimated based on Connectbase data (exact may vary within 10%)
- Arelion and Lumen routes run along I-80 corridor, ~17 miles north of site.
- Zayo: 800+ new NV route miles (I-80/US-93) + 8,000-mi AI expansion underway.
- Arelion (~300,000 route miles globally); Lumen (~400,000 route miles in North America).
- RTT derived from carrier Lookingglass information. Both networks tested for comparison.

Routes shown are Zayo with the most consistent latency

FULL PORTFOLIO OVERVIEW

Six asset categories · 3,000+ acres · Multiple monetization pathways

DATA CENTER
1,007 + 244 AC

- Site 1 — 1,007 AC contiguous
- Site 2 — 244 AC contiguous
- Future expansion opportunities

POWER
On-Site Natural Gas

- On-site natural gas
- 1 GW gas transmission opportunity
- Future grid connection available
- Regional renewables — phased expansion
- EPA Attainment Zone

AIRPORT + MIXED
~450 AC

- Silver Springs Airport
- Executive + freight access
- Adjacent to data campus
- Mixed-use sub-parcels

RESIDENTIAL
~670 AC

- Phase 1: 270 AC
- Phase 2: ~400 AC + subs
- Workforce housing for TRI
- Commercial village (38 AC)

COMMERCIAL
~252 AC

- Downtown (160 AC)
- Mixed Village (38 AC)
- Hwy 95 Commercial (34 AC)
- UNR Innovation Hub (20+ AC)

COMSTOCK METALS
27 AC

- Solar panel recycling
- LiB battery processing
- ESG supply chain anchor
- Circular economy integration

3,000+	$LODE	QOZ	2026
Acres Under Control	NYSE Listed Parent	Federal Tax Structure	Transaction Mandate

comstock

Contact Us

Corrado De Gasperis
Chief Executive Officer
(775) 847-4755
degasperis@comstockinc.com

Judd B. Merrill
Chief Financial Officer
(775) 413-6222
jmerrill@comstockinc.com

Investor Relations
(775) 413-6222
ir@comstockinc.com

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